Direxion Daily ADBE Bull 2X ETF (ADBU)
Direxion Daily PYPL Bull 2X ETF (PYPU)
Direxion Daily TXN Bull 2X ETF (TXNU)
Direxion Daily UNH Bull 2X ETF (UNHU)

Supplement dated March 18, 2026 to the
Prospectus and Statement of Additional Information (“SAI”)
dated February 27, 2026, as last supplemented

The Direxion Daily ADBE Bull 2X ETF, Direxion Daily PYPL Bull 2X ETF, Direxion Daily TXN Bull 2X ETF, and Direxion Daily UNH Bull 2X ETF will be listed on the NYSE Arca, Inc. Additionally, all references in the Funds’ Prospectus and SAI to The Nasdaq Stock Market LLC and NASDAQ specific to the listing exchange for the shares of the Funds are hereby changed to NYSE Arca, Inc. and NYSE Arca, respectively.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Prospectus and SAI.